SUBSIDIARIES AND AFFILIATES OF IMO INDUSTRIES INC.

Date:  3/8/95                                   STATE OR
                                               COUNTRY OF
                                              INCORPORATION
               NAME                          OR ORGANIZATION
__________________________________________________________________________

IMO INDUSTRIES (UK) LIMITED ..............................ENGLAND
    IMO INDUSTRIES LIMITED ...............................ENGLAND
        IMO INDUSTRIES PENSION TRUSTEE LIMITED ...........ENGLAND
    BAIRD ATOMIC LTD. ....................................ENGLAND
    MORSE CONTROLS LIMITED ...............................ENGLAND
        MORSE CONTROLS AB ................................SWEDEN
        MORSE CONTROLS PTY. LTD. .........................NEW SOUTH WALES
            MORSE CONTROLS (NZ) LIMITED ..................NEW ZEALAND
            TELEFLEX-MORSE (N.Z.) LTD. ...................NEW ZEALAND
        BOSTON GEAR COMPANY LIMITED ......................ENGLAND
        TELEFLEX LIMITED .................................ENGLAND
        TELEFLEX MORSE LTD. ..............................ENGLAND
IMO INDUSTRIES SRL .......................................ITALY
IMO INDUSTRIES SARL ......................................FRANCE
IMO INDUSTRIES GmbH ......................................GERMANY
    MORSE CONTROLS GmbH ..................................GERMANY
    TELEFLEX GmbH ........................................GERMANY (1)
MORSE CONTROLS SARL ......................................FRANCE
MORSE CONTROLS S.L. ......................................SPAIN
IMO INDUSTRIES PTE LTD ...................................SINGAPORE
NHK MORSE CO., LTD. ......................................JAPAN (2)
    NHK JABSCO CO., LTD. .................................JAPAN (3)
WEKA AG ..................................................SWITZERLAND
IMO AB ...................................................SWEDEN
    IMO PUMPEN AG ........................................SWITZERLAND
    IMO GRESHAM PUMPS (INDIA) LTD. .......................INDIA (4)
IMO-PUMPEN GmbH ..........................................GERMANY
ROLTRA-MORSE S.p.A. ......................................ITALY (5)
    ROLSAG S.p.A. ........................................ITALY (6)
    SIRSA S.p.A. .........................................ITALY (6)
    ROLTRA MORSE POLAND Spzoo ............................POLAND
IMO INDUSTRIES (CANADA) INC. .............................CANADA
DELSALESCO, INC...........................................U.S. VIRGIN ISLANDS
IMOVEST INC. .............................................DELAWARE
BAIRD CORPORATION ........................................MASSACHUSETTS
    LABTEST EQUIPMENT COMPANY ............................CALIFORNIA
INCOM TRANSPORTATION, INC. ...............................DELAWARE
BOSTON GEAR INDUSTRIES OF CANADA INC. ....................CANADA
VARO INC. ................................................TEXAS
    VARO TECHNOLOGY CENTER, INC. .........................TEXAS
        VARO TECHNOLOGY CENTER JOINT VENTURE .............TEXAS (7)
    TURBODEL INC. ........................................TEXAS
        TRIPOWER VENTURE .................................TEXAS (8)
    APPLIED OPTICS CENTER CORPORATION ....................MASSACHUSETTS
    TECNOLOGIA ELECTRONICA de JUAREZ, S.A. de C.V. .......MEXICO
    TRANSVARO ELEKTRON ALETLERI SANAYI VE TICARET A.S. ...TURKEY (9)
    ITT AND VARO, A JOINT VENTURE ........................TEXAS (9)
    KEI LASER, INC. ......................................MARYLAND
    OPTIC-ELECTRONIC INTERNATIONAL, INC. .................TEXAS
WARREN PUMPS INC. ........................................DELAWARE
DELTEX SERVICE INC. ......................................TEXAS
____________________________
(1)  52% owned by Imo Industries GmbH and 48% owned by Morse Controls Ltd.
(2)  50% owned by Imo Industries Inc.
(3)  50% owned by NHK Morse Co., Ltd.
(4)  40% owned by IMO AB.
(5)  99% owned by Imo Industries Inc.
(6)  51% owned by Roltra-Morse S.p.A.
(7)  50% owned by Varo Technology Center, Inc. and 50% owned by Varo Inc.
(8)  50% owned by Turbodel Inc.
(9)  50% owned by Varo Inc.